                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                            (AMENDMENT NO. ________)

               Filed by the Registrant                      [X]
               Filed by a Party other than the Registrant   [ ]

                           Check the appropriate box:

               [ ]  Preliminary Proxy Statement
               [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
               [X]  Definitive Proxy Statement
               [ ]  Definitive Additional Materials
               [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
                    Section 240.14a-12

                               Wasatch Funds, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                  [Insert Name]
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
[X]  No fee required.

     (1)  Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction :

     --------------------------------------------------------------------------

     (5)  Total fee paid:

     --------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     (1)  Amount Previously Paid:

     --------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------

     (3)  Filing Party:

     --------------------------------------------------------------------------

     (4)  Date Filed:

     --------------------------------------------------------------------------

                               WASATCH FUNDS, INC.
                         68 South Main Street, Suite 400
                           Salt Lake City, Utah 84101


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 31, 1997

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of the Aggressive Equity Fund, Growth Fund, Wasatch-Hoisington U.S. Treasury Fund, Mid-Cap Fund and Micro-Cap Fund (the "Funds") series of Wasatch Funds, Inc. (the "Company"), will be held at 1:30 p.m., Mountain Time, on Friday, January 31, 1997, at 68 South Main Street, Suite 400, Salt Lake City, Utah. The purposes of the meeting are as follows:

     1.   To elect a Board of Directors of the Company.


     2. To ratify or reject the selection of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending September 30, 1997.

     3. To transact such other business as may properly come before the meeting.

     Shareholders of record on December 13, 1996, are the only persons entitled to notice of and to vote at the meeting.

     Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE UPCOMING MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY FURTHER SOLICITATION EXPENSE. No postage is necessary if mailed in the United States.

                              Samuel S. Stewart, Jr., President


Dated:  December 23, 1996

                                 PROXY STATEMENT


                               WASATCH FUNDS, INC.
                         68 South Main Street, Suite 400
                           Salt Lake City, Utah 84101

                ANNUAL MEETING OF SHAREHOLDERS--JANUARY 31, 1997

     The enclosed proxy is solicited by the Board of Directors of Wasatch Funds, Inc. (the "Company") in connection with the annual meeting of shareholders of the Company to be held January 31, 1997, and any adjournments thereof. The shares of capital stock of the Company are issued in five series designated Aggressive Equity Fund, Growth Fund, Wasatch-Hoisington U.S. Treasury Fund, Mid-Cap Fund and Micro-Cap Fund (individually a "Fund" and collectively the "Funds"). The costs of solicitation, including the cost of preparing and mailing the Notice of Meeting and this Proxy Statement, will be allocated among the Funds, and it is estimated that the amount to be spent for this proxy solicitation will be approximately $100,000. It is expected that such mailing will take place on or about December 27, 1996. Representatives of Wasatch Advisors, Inc. (the "Adviser"), the investment adviser and manager of the Company, may, without cost to the Company, solicit proxies on behalf of the management of the Company by means of mail, telephone or personal calls. The address of the Adviser is that of the Company as provided above.

     A proxy may be revoked before the meeting by giving written notice of revocation in person or by mail to the Company or at the meeting prior to voting. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted "for" each item for which no choice is specified, in accordance with the recommendation of the Board of Directors. Abstentions may be specified on all proposals other than the election of directors and will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the item on which the abstention is noted, but will not be counted as a vote "for" or "against" such item. Under the Rules of the New York Stock Exchange, each of the proposals being considered at the meeting is considered a "discretionary" proposal, which means that brokers who hold Fund shares in street name for customers are authorized to vote on such proposal on behalf of their customers with or without specific voting instructions from such customers. So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies in the enclosed proxy to vote upon such matters according to their best judgment.


     Only shareholders of record on December 13, 1996 may vote at the meeting or any adjournments thereof. As of that date, there were issued and outstanding the following number of common shares, $.001 par value, for each of the Funds: Aggressive Equity Fund -- 8,918,129 shares; Growth Fund -- 4,904,138 shares; Wasatch-Hoisington U.S. Treasury Fund -- 819,449 shares; Mid-Cap Fund --5,504,210 shares; and Micro-Cap Fund -- 25,918,544 shares. Common shares represent the only class of securities of the Company. Each Fund's shareholders are issued a separate series of such common stock. Each shareholder is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to appraisal rights.

     To the knowledge of Company management, no persons were the beneficial owners of more than 5% of the outstanding shares of any of the Funds as of October 31, 1996, except as follows: Wasatch-Hoisington U.S. Treasury Fund --Firstar Trust Co., Custodian for Ray R. Christensen IRA Rollover, 175 S. West Temple, #510, Salt Lake City, UT 84101, 71,880 shares (9%) and Robert Freed Family Trust, 5555 Pioneer Fork Road, Salt Lake City, UT 84180, 49,214 shares (6%).

     In the event that sufficient votes are not received for the adoption of either proposal, an adjournment or adjournments of the meeting may be sought. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the meeting (or any adjournment thereof) in person or by proxy. The persons named as proxies will vote all shares represented by proxies which they are required to vote in favor of the proposals, in favor of an adjournment and will vote all shares which they are required to vote against the proposals, against the adjournment.

     A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT IS AVAILABLE TO SHAREHOLDERS UPON REQUEST. IF YOU WOULD LIKE TO RECEIVE A COPY, PLEASE CONTACT THE FUNDS AT P.O. BOX 2172, MILWAUKEE, WISCONSIN 53201-9617, OR CALL 800-551-1700, AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS


     It is intended that the enclosed proxy will be voted for the election of the five persons named below as Directors of the Company unless such authority has been withheld in the proxy. The term of office of each person elected will be until the next annual meeting of shareholders or until his
or her successor is duly elected and qualified.   Pertinent information
regarding each nominee for the past five years is set forth following his name below. Each nominee has served as a Director of the Company since 1986.

                              PRINCIPAL OCCUPATION AND BUSINESS
NAME                     AGE  EXPERIENCE DURING PAST 5 YEARS
----                     ---  -------------------------------------------------

Samuel S. Stewart, Jr.*  54   President and Chairman of the Board of the
                              Company; President, Chairman of the Board and
                              Director of Research for the Adviser since 1975;
                              Professor of Finance at the University of Utah since 1975.

Roy S. Jespersen*        53   Vice President and Director of the Company; Vice
                              President and Portfolio Manager for the Adviser since 1983.

Jeffrey S. Cardon*       39   Vice President and Director of the Company; Vice
                              President and Director of the Adviser since 1985;
                              Security Analyst for the Adviser since 1980.

                              PRINCIPAL OCCUPATION AND BUSINESS
NAME                AGE       EXPERIENCE DURING PAST 5 YEARS
----                ---       -------------------------------------------------

James U. Jensen          52   Director of the Company; Vice President of
                              Corporate Development and Legal Affairs, NPS
                              Pharmaceuticals, Inc. since 1991.

William R. Swinyard      56   Director of the Company; Professor of Business
                              Management, Brigham Young University since 1985;
                              Vice President for Struman and Associates, Inc., a management consulting firm, since 1983.


--------------------------
*Denotes Directors who are "interested persons" of the Company, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Stewart, Mr. Jespersen and Mr. Cardon are each deemed an interested person of the Company because of their positions with the Adviser.

     Except as indicated above, the Directors of the Company are not directors of any other "reporting companies." As of October 31, 1996, the officers and Directors of the Company as a group beneficially owned less than 1% of the outstanding shares of each Fund except Wasatch-Hoisington U.S. Treasury Fund (includes shares owned beneficially directly and indirectly, including shares, if any, owned by members of their families). Mr. Stewart, whose address is that of the Company, owned 26,640 of the outstanding shares (3%) of Wasatch-Hoisington U.S. Treasury Fund as of such date, and no other officers or Directors owned any such shares. None of the Company's officers or Directors has a family relationship with any other officer or Director.

     For the fiscal year ended September 30, 1996, there were four meetings of the Board of Directors. All Directors, except Mr. Jespersen and Mr. Stewart, attended at least 75% of all meetings of the Board of Directors.
Mr. Jespersen and Mr. Stewart each attended two of the four meetings.   The
Company does not have standing audit, nominating or compensation committees.

     No compensation is paid by the Company to any Director who is an officer or employee of the Adviser. Each Director not affiliated with the Adviser was paid an annual retainer of $4,400 plus $400 per meeting attended. The following table sets forth the compensation received from each Fund as well as the total compensation received from the Company by Mr. Jensen and Mr. Swinyard, who are not affiliated with the Adviser, during the fiscal year ended September 30, 1996.

                                                              WASATCH-      AGGREGATE
                                                             HOISINGTON    COMPENSATION
             AGGRESSIVE    GROWTH    MID-CAP    MICRO-CAP   U.S. TREASURY   FROM THE
DIRECTOR     EQUITY FUND   FUND      FUND        FUND           FUND         COMPANY
--------     -----------   ------    --------   ---------   -------------  ------------

Mr. Jensen     $3,094      $760      $1,527      $ 563         $  56         $6,000
Mr. Swinyard   $3,094      $760      $1,527      $ 563         $  56         $6,000



     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE IN FAVOR OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY. A plurality of the shares of the Company represented at the meeting, provided at least a quorum (25% of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees to the Board of

Directors. Unless otherwise instructed, the proxies will vote for the above five nominees. In the event any of the above nominees are not candidates for election at the meeting, the proxies will vote for such other persons as the Board of Directors may designate. Nothing currently indicates that such a situation will arise.


                               PROPOSAL TWO
                              RATIFICATION OF
                      INDEPENDENT PUBLIC ACCOUNTANTS

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. The 1940 Act requires that the selection be submitted for ratification or rejection by the shareholders at their next annual meeting following the selection.

     The Directors, including a majority who are not interested persons of the Adviser or the Company, have selected Arthur Andersen LLP to be the Company's independent public accountants for the fiscal year ending September 30, 1997. Arthur Andersen LLP has no direct or material indirect financial interest in the Company or in the Adviser, other than receipt of fees for services to the Company. Arthur Andersen LLP has been the independent public
accountants for the Company since January 1993.   Representatives of Arthur
Andersen LLP are not expected to be present at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY. If a quorum (25% of the outstanding shares) is represented in person or by proxy, the ratification of the selection of the independent public accountants will be approved if the votes cast favoring the action exceed the votes cast opposing the action. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants.

                    EXECUTIVE OFFICERS OF THE COMPANY

     Certain information about the executive officers of the Company is set forth below. Unless otherwise indicated, all positions have been held more than five years.

                               POSITION AND TERM OF OFFICE WITH THE COMPANY AND
NAME                      AGE   BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
----                      ---  ------------------------------------------------

Samuel S. Stewart, Jr.    54   President and Chairman of the Board of the
                               Company; see additional information in Proposal
                               One.

Roy S. Jespersen          53   Vice President and Director of the Company; see
                               additional information in Proposal One.

                               POSITION AND TERM OF OFFICE WITH THE COMPANY AND
NAME                    AGE     BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
----                    ---    ------------------------------------------------

Jeffrey S. Cardon       39     Vice President and Director of the Company; see
                               additional information in Proposal One.

Venice Edwards          46     Secretary and Treasurer of the Company since
                               1996; Compliance Officer for the Adviser since
                               1995; Prior to 1995, Portfolio Manager for the
                               Adviser.


                         SHAREHOLDER PROPOSALS


      No proposals were received from shareholders this year. Any proposal by a shareholder to be considered for presentation at the next Annual Meeting must be received at the Company's offices, 68 South Main Street, Suite 400, Salt Lake City, Utah 84101, no later than August 25, 1997.






                                   Samuel S. Stewart, Jr., President


Dated:  December 23, 1996

                                 WASATCH FUNDS, INC.
                                    GROWTH FUND
                   THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints Samuel S. Stewart, Jr. and Venice Edwards, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Growth Fund, a series of Wasatch Funds, Inc. (the "Company") held by the undersigned at the annual meeting of shareholders of the Company to be held on January 31, 1997, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:
          ______FOR all nominees listed below (except as marked to the contrary below)

          ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES:   Samuel S. Stewart, Jr., Roy S. Jespersen, Jeffrey S. Cardon,
     James U. Jensen and William R. Swinyard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

     --------------------------------------------------------------------------


2. To vote FOR_________AGAINST__________ABSTAIN__________the ratification of the selection of Arthur Andersen LLP as independent public accountants for the Company.

In their discretion, the proxies hereunder are authorized to vote on any other matters that come before the meeting.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.


                                             Dated:____________________________

                                             __________________________________

                                             __________________________________
                                             IMPORTANT:  Please date and sign
                                             this proxy.  If the stock is held
                                             jointly, signature should include
                                             both names.  Executors,
                                             administrators, trustees,
                                             guardians, and others signing in a
                                             representative capacity should give
                                             their full title as such.

/ /   If you plan to attend the Annual Meeting, please check this box.

                             WASATCH FUNDS, INC.
                    WASATCH-HOISINGTON U.S. TREASURY FUND
              THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints Samuel S. Stewart, Jr. and Venice Edwards, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Wasatch-Hoisington U.S. Treasury Fund, a series of Wasatch Funds, Inc. (the "Company") held by the undersigned at the annual meeting of shareholders of the Company to be held on January 31, 1997, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:
             ______FOR  all nominees listed below (except as marked to the contrary below)
             ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES:   Samuel S. Stewart, Jr., Roy S. Jespersen, Jeffrey S.
     Cardon, James U. Jensen and William R. Swinyard  (Instruction:
     To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)
     ________________________________________________________________________


2. To vote FOR___________AGAINST___________ABSTAIN___________the ratification of the selection of Arthur Andersen LLP as independent public accountants for the Company.

In their discretion, the proxies hereunder are authorized to vote on any other matters that come before the meeting.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.






                                             Dated:____________________________

                                             __________________________________

                                             __________________________________
                                             IMPORTANT:  Please date and sign
                                             this proxy.  If the stock is held
                                             jointly, signature should include
                                             both names.  Executors,
                                             administrators, trustees,
                                             guardians, and others signing in a
                                             representative capacity should give
                                             their full title as such.

/ /    If you plan to attend the Annual Meeting, please check this box.

                            WASATCH FUNDS, INC.
                               MID-CAP FUND
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints Samuel S. Stewart, Jr. and Venice Edwards, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Mid-Cap Fund, a series of Wasatch Funds, Inc. (the "Company") held by the undersigned at the annual meeting of shareholders of the Company to be held on January 31, 1997, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:
              ______FOR  all nominees listed below (except as marked to
                    the contrary below)

               ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES:   Samuel S. Stewart, Jr., Roy S. Jespersen, Jeffrey S. Cardon,
     James U. Jensen and William R. Swinyard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

     ___________________________________________________________________________




2. To vote FOR_________AGAINST_________ABSTAIN_________the ratification of the selection of Arthur Andersen LLP as independent public accountants for the Company.

In their discretion, the proxies hereunder are authorized to vote on any other matters that come before the meeting.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.





                                             Dated:____________________________

                                             __________________________________

                                             __________________________________
                                             IMPORTANT:  Please date and sign
                                             this proxy.  If the stock is held
                                             jointly, signature should include
                                             both names.  Executors,
                                             administrators, trustees,
                                             guardians, and others signing in a
                                             representative capacity should give
                                             their full title as such.

/ /     If you plan to attend the Annual Meeting, please check this box.

                         WASATCH FUNDS, INC.
                       AGGRESSIVE EQUITY FUND
            THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints Samuel S. Stewart, Jr. and Venice Edwards, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Aggressive Equity Fund, a series of Wasatch Funds, Inc. (the "Company") held by the undersigned at the annual meeting of shareholders of the Company to be held on January 31, 1997, and at any adjournments thereof, with all the powers the undersigned would possess if present in person.
All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:
             ______FOR  all nominees listed below (except as marked to
                    the contrary below)

             ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES:   Samuel S. Stewart, Jr., Roy S. Jespersen, Jeffrey S. Cardon,
     James U. Jensen and William R. Swinyard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


     ___________________________________________________________________________



2. To vote FOR_________AGAINST_________ABSTAIN_________the ratification of the selection of Arthur Andersen LLP as independent public accountants for the Company.

In their discretion, the proxies hereunder are authorized to vote on any other matters that come before the meeting.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.





                                             Dated:____________________________

                                             __________________________________

                                             __________________________________
                                             IMPORTANT:  Please date and sign
                                             this proxy.  If the stock is held
                                             jointly, signature should include
                                             both names.  Executors,
                                             administrators, trustees,
                                             guardians, and others signing in a
                                             representative capacity should give
                                             their full title as such.

/ /   If you plan to attend the Annual Meeting, please check this box.

                          WASATCH FUNDS, INC.
                            MICRO-CAP FUND
             THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints Samuel S. Stewart, Jr. and Venice Edwards, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Micro-Cap Fund, a series of Wasatch Funds, Inc. (the "Company") held by the undersigned at the annual meeting of shareholders of the Company to be held on January 31, 1997, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:
             ______FOR  all nominees listed below (except as marked to
                   the contrary below)

             ______WITHHOLD AUTHORITY to vote for all nominees listed
                    below

     NOMINEES:   Samuel S. Stewart, Jr., Roy S. Jespersen, Jeffrey S. Cardon,
     James U. Jensen and William R. Swinyard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

     ___________________________________________________________________________




2. To vote FOR_________AGAINST_________ABSTAIN_________the ratification of the selection of Arthur Andersen LLP as independent public accountants for the Company.

In their discretion, the proxies hereunder are authorized to vote on any other matters that come before the meeting.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.




                                             Dated:____________________________

                                             __________________________________

                                             __________________________________
                                             IMPORTANT:  Please date and sign
                                             this proxy.  If the stock is held
                                             jointly, signature should include
                                             both names.  Executors,
                                             administrators, trustees,
                                             guardians, and others signing in a
                                             representative capacity should give
                                             their full title as such.

/ /   If you plan to attend the Annual Meeting, please check this box.